Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
July 31, 2023 (Unaudited)

Description		Par Value	Value
U.S. GOVERNMENT NOTES/BONDS - 85.9%
3.125%, 11/15/2028		$19,863,000	$18,876,057
2.375%, 05/15/2029		20,761,000	18,875,479
1.750%, 11/15/2029		21,595,000	18,864,413
0.625%, 05/15/2030		23,704,000	18,908,570
0.875%, 11/15/2030		23,431,000	18,870,192
1.625%, 05/15/2031		22,326,000	18,839,743
1.375%, 11/15/2031		23,035,000	18,839,211
2.875%, 05/15/2032		20,450,000	18,778,852
4.125%, 11/15/2032		18,546,000	18,748,847
3.375%, 05/15/2033		19,648,000	18,728,535
Total U.S. Government Notes/Bonds (Cost $191,999,628)			188,329,899

PURCHASED CALL OPTIONS (a) - 13.5%	Contracts	Notional Amount
SPDR S&P 500 ETF Trust, Expires 12/15/2023, Strike Price $380.00	1,742	$79,747,018	15,069,171
SPDR S&P 500 ETF Trust, Expires 06/21/2024, Strike Price $400.00	1,799	82,356,421	14,680,740
Total Purchased Call Options (Cost $20,205,520)			29,749,911

MONEY MARKET FUNDS - 0.2%	Shares
Dreyfus Government Cash Management - 1.82% (b)	269,998		269,998
Invesco Government & Agency Portfolio - Institutional Class - 5.10% (b)	79,307		79,307
Total Money Market Funds (Cost $349,305)			349,305
Total Investments - 99.6%
(Cost $212,554,453)			$218,429,115

Percentages are based on Net Assets of $219,299,972.

(a)	Exchange Traded.
(b)	Seven-day yield as of July 31, 2023.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2023, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last trade price.

The Trust's valuation procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the Valuation Designee, pursuant to procedures established by the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2023:

Category
Investments in Securities
Assets
Level 1
U.S. Government Notes/Bonds	$ 188,329,899
Purchased Options	29,749,911
Money Market Funds	349,305
Total Level 1	218,429,115
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$ 218,429,115

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2023, there were no transfers into or out of Level 3 for the Fund.